UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2022

WORLD OMNI AUTO RECEIVABLES TRUST 2022-D

(Issuing Entity with respect to Securities)

(Central Index Key Number: 0001950786)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

(Central Index Key Number: 0001004150)

WORLD OMNI AUTO RECEIVABLES LLC

(Depositor with respect to Securities)

(Central Index Key Number: 0001083199)

Delaware	333-261470-04	52-2184798
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

250 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 9, 2022, World Omni Financial Corp. (“World Omni”) and World Omni Auto Receivables LLC (the “Depositor”) entered into an Underwriting Agreement with BofA Securities, Inc., MUFG Securities Americas Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $975,300,000 aggregate principal balance of various classes of Asset-Backed Notes to be issued by World Omni Auto Receivables Trust 2022-D (the “Issuing Entity”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of October 7, 2022, as will be amended and restated by the Trust Agreement, to be dated as of November 16, 2022, each by and between the Depositor and U.S. Bank Trust National Association, as owner trustee (the “Owner Trustee”). The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all the Underwritten Notes (as defined below) if any of the Underwritten Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Underwritten Notes has been registered pursuant to the Securities Act of 1933 (as amended, the “Securities Act”) under a Registration Statement on Form SF-3 (Commission File No. 333-261470) filed on December 3, 2021. It is anticipated that the Underwritten Notes will be issued on or about November 16, 2022 (the “Issuance Date”).

The Underwriting Agreement is filed as an exhibit hereto.

Item 8.01.	Other Events.

The registrant has filed a final prospectus, dated November 14, 2022, setting forth a description of the collateral pool and the structure of $211,980,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $231,840,000 aggregate principal amount of the Class A-2a Asset-Backed Notes (the “Class A-2a Notes”), $125,000,000 aggregate principal amount of the Class A-2b Asset-Backed Notes (the “Class A-2b Notes” and, together with the Class A-2a Notes, the “Class A-2 Notes”), $306,860,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $99,620,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, Class A-2 Notes and Class A-3 Notes, the “Underwritten Notes”), $30,630,000 aggregate principal amount of the Class B Asset-Backed Notes (the “Class B Notes”), and $15,360,000 aggregate principal amount of the Class C Asset-Backed Notes (the “Class C Notes” and, together with the Class B Notes and the Underwritten Notes, the “Notes”) to be issued by the Issuing Entity. The Underwritten Notes are being offered publicly for sale. The Class B Notes and the Class C Notes are not being offered publicly for sale and will initially be retained by the registrant or one or more of its affiliates on the Issuance Date.

On the Issuance Date, the Depositor will enter into an amended and restated Trust Agreement, in substantially the form of which is filed as an exhibit hereto, with the Owner Trustee, relating to the Issuing Entity. On the Issuance Date, World Omni and the Depositor will enter into a Receivables Purchase Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which specified motor vehicle retail installment sale contracts and related property will be sold by World Omni to the Depositor. On the Issuance Date, the Issuing Entity, the Depositor, World Omni, as servicer (the “Servicer”), and Wilmington Trust, National Association, a national banking association, as account bank (the “Account Bank”), will enter into a Sale and Servicing Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property will be transferred by the Depositor to the Issuing Entity, and the Issuing Entity will engage World Omni to service those assets. On the Issuance Date, the Issuing Entity will issue to the Depositor the Notes pursuant to an Indenture, in substantially the form of which is filed as an exhibit hereto, to be entered into by and among the Issuing Entity, Wilmington Trust, National Association, a national banking association, as indenture trustee (the “Indenture Trustee”), and the Account Bank. On the Issuance Date, the Issuing Entity, the Indenture Trustee, the Depositor and World Omni, as administrator (the “Administrator”), will enter into an Administration Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Administrator agrees to perform certain duties and obligations of the Issuing Entity and the Owner Trustee under the transaction documents. On the Issuance Date, the Issuing Entity, the Servicer, the Administrator, and Clayton Fixed Income Services LLC, as asset representations reviewer (the “Asset Representations Reviewer”), will enter into an Asset Representations Review Agreement, in substantially the form of which is filed as an exhibit hereto, pursuant to which the Asset Representations Reviewer will agree to perform, upon satisfaction of certain trigger events, reviews of certain receivables for compliance with the representations and warranties made by World Omni about such receivables.

Legal opinions and a consent of Kirkland & Ellis LLP are attached as Exhibit 5.1 and Exhibit 8.1.

In connection with the offering of the Underwritten Notes, the chief executive officer of the Registrant has made the certifications required by Paragraph I.B.1(a) of Form SF-3 attached as Exhibit 36.1. The certification is being filed on this Current Report to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 9, 2022, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, and BofA Securities, Inc., MUFG Securities Americas Inc., TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Sale and Servicing Agreement, to be dated as of November 16, 2022, by and among World Omni Financial Corp., as servicer, World Omni Auto Receivables LLC, as depositor, World Omni Auto Receivables Trust 2022-D, as issuing entity, and Wilmington Trust, National Association, as account bank.

4.2	Indenture, to be dated as of November 16, 2022, by and among World Omni Auto Receivables Trust 2022-D, as issuing entity, Wilmington Trust, National Association, as indenture trustee, and Wilmington Trust, National Association, as account bank.

4.3	Trust Agreement, to be dated as of November 16, 2022, by and between World Omni Auto Receivables LLC, as depositor, and U.S. Bank Trust National Association, as owner trustee.

5.1	Opinion of Kirkland & Ellis LLP, dated as of November 14, 2022, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of November 14, 2022, with respect to U.S. federal tax matters.

23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1 and Exhibit 8.1).

36.1	Depositor CEO Certification.

99.1	Receivables Purchase Agreement, to be dated as of November 16, 2022, by and between World Omni Financial Corp., as seller, and World Omni Auto Receivables LLC, as purchaser.

99.2	Administration Agreement, to be dated as of November 16, 2022, by and among World Omni Financial Corp., as administrator, World Omni Auto Receivables Trust 2022-D, as issuing entity, World Omni Auto Receivables LLC, as depositor, and Wilmington Trust, National Association, as indenture trustee.

99.3	Asset Representations Review Agreement, to be dated as of November 16, 2022, by and among World Omni Auto Receivables Trust 2022-D, as issuing entity, World Omni Financial Corp., as servicer and administrator, and Clayton Fixed Income Services LLC, as asset representations reviewer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Receivables LLC (Depositor)

Dated: November 14, 2022	By:	/s/ Ronald J. Virtue
	Name:	Ronald J. Virtue
	Title:	Assistant Treasurer

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